Supplement dated November 1, 2024
to the Statement of Additional Information (SAI), dated October 1, 2024, for the following funds:
Fund
Columbia Funds Series Trust I
Columbia U.S. Treasury Index Fund
Columbia International Dividend Income Fund
Multi-Manager (MM) International Equity Strategies Fund
Effective immediately, the information in the “Subadvisers Subadvisory and Sub-Subadvisory Agreement Fee Schedules or Aggregate Effective Fee Rates” table under the subsection “Investment Management and Other Services – The Investment Manager and Subadvisers – Subadvisory Agreements” of the SAI with respect to MM International Equity Strategies Fund is hereby superseded and replaced with the following:
Fund	Subadviser	Parent Company/Other Information	Fee Schedule or Aggregate Effective Fee Rates
MM International Equity Strategies Fund	Arrowstreet (since commencement of operations) Baillie Gifford (since commencement of operations) Causeway (since commencement of operations) Walter Scott (effective August 13, 2024)	M N O X	0.390%(d)
(d)
Effective on March 1, 2023, the subadvisory services fee rate for Causeway changed. Walter Scott began serving as subadviser to a portion of the Fund’s assets, effective August 13, 2024. Effective on October 1, 2024, the subadvisory services fee rate for Baillie Gifford changed. The rate shown is the estimated aggregate effective fee rate that will be paid by the Investment Manager to the subadvisers for the Fund as of such date.
The rest of the section remains the same.
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI with respect to Columbia International Dividend Income Fund is hereby revised to remove reference to Jonathan Crown as portfolio manager. Additionally, the same section of the SAI with respect to Columbia U.S. Treasury Index Fund is hereby superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending April 30 – Information is as of April 30, 2024, unless otherwise noted
U.S. Treasury Index Fund	David Janssen(o)	3 RICs 116 other accounts	$534.74 million $26.40 million	None	None	Columbia Management	Columbia Management
*
RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**
Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(o) The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of September 30, 2024.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_043_(11/24)